SUPPLEMENT DATED JANUARY 7, 2005
           TO THE PRINCIPAL VARIABLE CONTRACTS FUND, INC. PROSPECTUS
                             DATED AUGUST 30, 2004

Effective January 3, 2005, Principal Global Investors has acquired a controlling interest in Columbus Circle Investors ("CCI") of Stamford, Connecticut. CCI is a premier asset management firm specializing in the management of growth equities. Following is information describing the CCI organization and the individual who will take over the day-to-day account management for Principal Variable Contracts Fund, Inc. - Growth Account.


SUB-ADVISOR: Columbus Circle Investors ("CCI") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902. As of December 31, 2004, CCI had approximately $3.9 billion in assets under management.

GROWTH ACCOUNT

ANTHONY RIZZA, CFA . Mr. Rizza, portfolio manager, joined CCI in 1991. He had previously worked with Connecticut National Bank as a Research Officer. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

EQUITY INCOME ACCOUNT
Effective January 15, 2005, Mark McGrew will no longer be responsible for day-to-day account management of the Equity Income Account.

LARGECAP BLEND ACCOUNT
Effective January 31, 2005, M. Christine Wojciechowski will no longer be responsible for day-to-day account management of the Equity Income Account.


                       SUPPLEMENT DATED OCTOBER 19, 2004
           TO THE PRINCIPAL VARIABLE CONTRACTS FUND, INC. PROSPECTUS
                              DATED APRIL 30, 2004

GROWTH ACCOUNT

Effective October 15, 2004, the Day-to-day Account Management for the Growth Account, will be changed to reflect Paul A. Dow as portfolio manager for the Account, replacing Mary Sunderland.


PAUL A. DOW, CFA . Mr. Dow is managing director of US equities for Principal Global Investors. He joined the firm in January 2002, with over 28 years of prior experience in institutional asset management, including over 17 years direct experience in the management of institutional equity portfolios. Most recently Mr. Dow spent over a decade with First American Asset Management, and its predecessor Piper Capital Management, where he held various positions including, head of equities, chief investment officer, president and chief executive. He received a Bachelor's degree from Southwest Missouri State University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


MONEY MARKET ACCOUNT (AVAILABLE IN ALL CONTRACTS)

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
The persons named with respect to the Money Market Account under the column "Day-to-day Account Management" should include Tracy Reeg.

The following paragraph should also be inserted into the list of Principal Management Corporation portfolio manager descriptions:



TRACY REEG . Ms. Reeg is a portfolio manager at Principal specializing in the management and research areas for the short-term money market portfolios. She joined the firm in 1993. Ms. Reeg received a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.



                                ACCOUNTS OF THE FUND
                                --------------------
          BALANCED ACCOUNT                 GROWTH ACCOUNT
          BOND ACCOUNT                     INTERNATIONAL ACCOUNT
          CAPITAL VALUE ACCOUNT            MIDCAP ACCOUNT
          GOVERNMENT SECURITIES ACCOUNT    MONEY MARKET ACCOUNT





This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.





               The date of this Prospectus is April 30, 2004.
As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS....................................................
  Balanced Account......................................................

  Bond Account..........................................................

  Capital Value Account.................................................

  Government Securities Account.........................................

  Growth Account........................................................

  International Account.................................................

  MidCap Account........................................................

  Money Market Account..................................................


CERTAIN INVESTMENT STRATEGIES...........................................

PRICING OF ACCOUNT SHARES...............................................

DIVIDENDS AND DISTRIBUTIONS.............................................

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................
  The Manager...........................................................

  The Sub-Advisors......................................................

  Duties of the Manager and Sub-Advisors................................

  Fees Paid to the Manager..............................................


MANAGERS' COMMENTS......................................................

GENERAL INFORMATION ABOUT AN ACCOUNT....................................
  Eligible Purchasers...................................................

  Shareholder Rights....................................................

  Non-Cumulative Voting.................................................

  Purchase of Account Shares............................................

  Sale of Account Shares................................................

  Restricted Transfers..................................................

  Financial Statements..................................................


FINANCIAL HIGHLIGHTS....................................................

ADDITIONAL INFORMATION..................................................

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisor Principal Global Investors, LLC ("Principal"). Principal Management Corporation, Principal and Principal Life are members of the Principal Financial Group/(R)/.


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS

These sections summarize how each Account intends to achieve its investment objective. The Account's primary investment strategy (including the type or types of securities in which the Account invests) is discussed. In addition, there is a discussion of any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Account. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS

A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Funds at 1-800-247-4123 to get the current 7-day yield for the Money Market Account.


FEES AND EXPENSES

The annual operating expenses for each Account are deducted from that Account's assets (stated as a percentage of Account assets) and are shown as of the end of the most recent fiscal year. An Account's operating expenses are shown with each Account. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Funds, an Account, the Manager or any Sub-Advisor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BALANCED ACCOUNT
The Account seeks to generate a total return consisting of current income and capital appreciation.

MAIN STRATEGIES

The Account seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.

In making its selection of common stocks, the Sub-Advisor, Principal, looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Principal buys stocks with the objective of long-term capital appreciation. From time to time, Principal purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Principal may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Account may invest up to 10% of its assets in securities of foreign companies.


Fixed-income securities are purchased to generate income and for capital appreciation purposes when Principal thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Account may invest in bonds with speculative characteristics but does not intend to invest more than 10% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS).


MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.

U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


Because the Account invests in both stocks and bonds, the Account may under perform stock funds when stocks are in favor and under perform bond funds when bonds are in favor. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account may be an appropriate investment for investors seeking current income as well as long-term growth of capital.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1994"-2.09

"1995"24.58


"1996"13.13


"1997"17.93


"1998"11.91


"1999"2.4


"2000"0.13


"2001"-6.96


"2002"-13.18


"2003"18.82                   The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '03  9.82%
                           LOWEST  Q3 '02  -9.61%
LOGO

The year-to-date return as of March 31, 2004 is 2.68%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                 PAST 1 YEAR        PAST 5 YEARS        PAST 10 YEARS          LIFE OF ACCOUNT*
 BALANCED ACCOUNT ..........................
                                                    18.82              -0.32                 6.01                   8.44
 60% S&P 500 Index/40% Lehman Brothers
 Aggregate Bond
 Index/(1)/.................................        18.47               2.65                 9.74
 Lehman Brothers Aggregate Bond Index ......         4.11               6.62                 6.95
 S&P 500 Index .............................        28.67              -0.57                11.06
 Morningstar Moderate Allocation Category ..        20.06               2.48                 8.15
 * The Account's SEC effective date was December 18, 1987.
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.59
 Other Expenses..................    0.06
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.65



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                          1     3     5    10
 BALANCED ACCOUNT                      $66   $208  $362  $810

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES

Under normal circumstances, the Account invests at least 80% of its assets in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;

.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade) but not lower than CCC- (S&P) or Caa (Moody's).

Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.

MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:


MUNICIPAL SECURITIES . Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of the Account. General conditions in the financial markets and the size of a particular offering may also negatively affect the returns of a municipal security.



PORTFOLIO DURATION. . The average portfolio duration of the Account normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the Account's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration .




INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.

HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1994"-2.9

"1995 "22.17


"1996 "2.36


"1997 "10.6


"1998 "7.69


"1999"-2.59


"2000 "8.17


"2001 "8.12


"2002 "9.26


"2003 "4.59                   The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ2 '958.25%
                           LOWEST Q1 '96-3.24%
LOGO

The year-to-date return as of March 31, 2004 is 2.68%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BOND ACCOUNT .........
                            4.59          5.42          6.53              8.19
 Lehman Brothers
 Aggregate Bond Index .     4.11          6.62          6.95
 Morningstar
 Intermediate-Term Bond
 Category .............     4.92          5.67          6.08
 * The Account's SEC effective date was December 18, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.46
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.47



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 BOND ACCOUNT                            $48   $151  $263  $591

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES

The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of March 31, 2004 this range was between approximately $668 million and $277 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

The Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1994"0.49

"1995"31.91


"1996"23.5


"1997"28.53


"1998"13.58


"1999"-4.29


"2000"2.16


"2001"-8.05


"2002"-13.66


"2003"25.49                   The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '03  15.52%
                           LOWEST  Q3 '02  -15.10%
LOGO

The year-to-date return as of March 31, 2004 is 4.31%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 CAPITAL VALUE ACCOUNT
                            25.49        -0.52           8.82             12.06
 Russell 1000 Value
 Index.................     30.03         3.57          11.87
 Morningstar Large
 Value Category........     28.40         2.53           9.85
 * The Account's SEC effective date was May 13, 1970.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 CAPITAL VALUE ACCOUNT                      $62   $195  $340  $762

GOVERNMENT SECURITIES ACCOUNT
The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Account relies on the professional judgment of Principal to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. These include risks of:


U.S. GOVERNMENT SECURITIES . U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.


INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.

As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1994"-4.53

"1995"19.07


"1996"3.35


"1997"10.39


"1998"8.27


"1999"-0.29


"2000"11.4


"2001"7.61


"2002"8.8


"2003"1.84                    The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ2 '956.17%
                           LOWEST Q1 '94-3.94%
LOGO

The year-to-date return as of March 31, 2004 is 1.87%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                          PAST 1 YEAR          PAST 5 YEARS          PAST 10 YEARS            LIFE OF ACCOUNT*
 GOVERNMENT SECURITIES ACCOUNT .....
                                             1.84                  5.78                  6.40                      7.85
 Lehman Brothers Government/Mortgage
 Index/(1)/.........................         2.73                  6.34                  6.76
 Lehman Brothers Mortgage Backed
 Securities Index...................         3.05                  6.55                  6.89
 Morningstar Intermediate Government
 Category ..........................         2.15                  5.51                  5.81
 * The Account's SEC effective date was April 9, 1987.
 ///(1)/
  The Account has changed its index to the Lehman Brothers Government Mortgage Index. The manager and the sub-advisor believe that this index better represents the type and composition of bonds that are invested in the portfolio.  The Account will retain its mortgage bias, which was representative of the Lehman Brothers Mortgage Back Securities Index, however the new index also incorporates the government bonds in which the portfolio invests.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.43
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.44



 EXAMPLES

 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                             1         3         5        10
 GOVERNMENT SECURITIES
 ACCOUNT                                 $45      $141      $246      $555

GROWTH ACCOUNT
The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of March 31, 2004 this range was between approximately $668 million and $305 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Principal, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 10% of Account assets may be invested in foreign securities.


Principal places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Account attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may under perform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995"25.62

"1996"12.51


"1997"26.96


"1998"21.36


"1999"16.44


"2000"-10.15


"2001"-25.5


"2002"-29.07


"2003"26.46                   The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ4 '9821.35%
                           LOWEST Q1 '01-23.55%
LOGO

The year-to-date return as of March 31, 2004 is 1.50%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GROWTH ACCOUNT .......
                            26.46        -6.91           N/A              5.02
 Russell 1000 Growth
 Index.................     29.76        -5.11          9.21
 Morningstar Large
 Growth Category.......     28.55        -3.20          7.96
 * The Account's SEC effective date was May 2, 1994.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61


 EXAMPLES

 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 GROWTH ACCOUNT                       $62   $195  $340  $762

INTERNATIONAL ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES

The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Account, the Sub-Advisor, Principal, pays particular attention to the long-term earnings prospects of the various companies under consideration. Principal then weighs those prospects relative to the price of the security.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1995 "14.17

"1996 "25.09


"1997 "12.24


"1998"9.98


"1999 "25.93


"2000"-8.34


"2001"-24.27


"2002"-16.07


"2003 "32.33                  The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '03  17.25%
                           LOWEST  Q3 '02  -18.68%
LOGO

The year-to-date return as of March 31, 2004 is 3.78%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL ACCOUNT
                            32.33        -0.59           N/A              5.34
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND..............     38.59        -0.05          4.47
 Morningstar Foreign
 Small Mid Growth
 Category .............     33.32         0.49          4.65
 * The Account's SEC effective date was May 2, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.85
 Other Expenses..................    0.08
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.93


 EXAMPLES

 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 INTERNATIONAL ACCOUNT                      $95   $296  $515  $1,143

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index (as of March 31, 2004, this range was between approximately $660 million and $18 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

The Account is subject to the risk that its principal market segment, medium capitalization stocks, may under perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1994"0.78

"1995"29.01


"1996"21.11


"1997"22.75


"1998"3.69


"1999"13.04


"2000"14.59


"2001"-3.71


"2002"-8.75


"2003"32.81                   The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ4 '9923.31%
                           LOWEST Q3 '98-20.01%
LOGO

The year-to-date return as of March 31, 2004 is 5.06%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP ACCOUNT .......
                            32.81         8.61          11.72             14.20
 Russell Midcap Index .     40.08         7.24          12.18
 Morningstar Mid-Cap
 Blend Category........     36.42         7.78          11.48
 * The Account's SEC effective date was December 18, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES


 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61



 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 MIDCAP ACCOUNT                       $62   $195  $340  $762

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES

The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;

.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.

The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the sale of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;

.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.



MAIN RISKS

As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



CREDIT RISK . Credit risk pertains to the issuer's ability to make scheduled principal or interest payments. This may reduce the Account's stream of income and decrease the Account's yield.

INTEREST RATE RISK . The vluae of the Account's shares is directly impacted by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.


REPURCHASE AGREEMENTS . The Account may invest in repurchase agreements with commercial banks, brokers and dealers considered by the Manager to be creditworthly. Default or insolvency of the other party is a potential risk to the Account.


U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in securities issued by government-sponsored enterprises. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


EURODOLLAR AND YANKEE OBLIGATIONS . Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country.

INVESTOR PROFILE

The Account may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1994"3.76

"1995"5.59


"1996"5.07


"1997"5.04


"1998"5.2


"1999"4.84


"2000"6.07


"2001"3.92


"2002"1.42


"2003"0.74


                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION,
                         PLEASE CALL 1-800-247-4123
LOGO

The year-to-date return as of March 31, 2004 is 0.15%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MONEY MARKET ACCOUNT .
                            0.74          3.38          4.17              3.28
 * The Account's SEC effective date was March 18, 1983.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR

(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.48
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49


 EXAMPLES

 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------
                                              1     3     5    10
 MONEY MARKET ACCOUNT                      $50   $157  $274  $616

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES


MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.


Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES

Although not a principal investment strategy, each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


CURRENCY CONTRACTS

 The other Accounts (except Government Securities and Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and not as a principal investment strategy. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS

Although not a principal investment strategy, each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS

Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its assets in warrants though none of the Accounts use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES

The Balanced and Bond Accounts may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

INITIAL PUBLIC OFFERINGS ("IPOS")
The Accounts (except Bond, Government Securities and Money Market) may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for an Account to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When an Account's assets base is small, a significant portion of the Account's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Account. As the Account's assets grow, the effect of the Account's investments in IPOs on the Account's performance probably will decline, which could reduce the Account's performance. Because of the price volatility of IPO shares, an Account may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Account's portfolio and lead to increased expenses to the Account, such as commissions and transaction costs. By selling IPO shares, the Account may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES

To the extent permitted by its investment objectives and policies, each of the Accounts (except Money Market) may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Accounts may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Accounts may not invest in oil leases or futures. However, an Account may be permitted to purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities even if the Account is not allowed to invest in the underlying commodities or commodity contracts.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that an Account (except Bond and Money Market) has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN INVESTING
As a principal investment strategy, the International Account may invest Account assets in securities of foreign companies. The other Accounts (except Government Securities and Money Market) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SMALL AND MEDIUM CAPITALIZATION COMPANIES
The Accounts (except Bond, Government Securities and Money Market) may invest in securities of companies with small- or mid-sized market capitalizations. The Capital Value Account may hold securities of small and medium capitalization companies but not as a principal investment strategy. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.


TEMPORARY DEFENSIVE MEASURES

From time to time, as part of its investment strategy, each Account (other that the Money Market Account which may invest in high-quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that the Account is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.





PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:


.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.


An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.


The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.


NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER

Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Accounts.

MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2003, the mutual funds it manages had assets of approximately $7.8 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.

                                        DAY-TO-DAY
           ACCOUNT                      FUND MANAGEMENT
           -------                      ---------------
           Bond                         William C. Armstrong
                                        Larry Post
                                        Timothy R. Warrick
           Money Market                 Michael R. Johnson
                                        Alice Robertson





WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for a member company of the Principal Financial Group. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation



MICHAEL R. JOHNSON . Mr. Johnson directs securities trading for Principal. He joined the Principal Financial Group in 1982 and took his current position in 1994. His responsibilities include managing the fixed-income trading operation for Principal and several short-term money market accounts. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.



LARRY POST . Mr. Post joined Principal in 2003 with over 30 years of investment experience. Prior to founding the Post Advisory Group in 1992, he founded the high yield bond department at Smith Barney, and subsequently served as director of high yield research at Salomon Brothers and co-director of research and senior trader at Drexel Burnham Lambert. Mr. Post received an MBA in Business Administration from the University of Pennsylvania's Wharton School of Business and a Bachelor's degree from Lehigh University.



ALICE ROBERTSON . Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms.

Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager for a member company of the Principal Financial Group with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined the Principal Financial Group in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined the Principal Financial Group in 1998 as a portfolio manager. He received an MBA in finance from Drake University and a bachelor's degree in accounting and economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


THE SUB-ADVISORS

The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2003, Principal, together with its affiliated asset management companies, had approximately $118.5 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.


                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Balanced                     Paul C. Dow
                                        Dirk Laschanzky
           Capital Value                John Pihlblad
           Government Securities        Mark Karstrom
                                        Martin J. Schafer
           Growth                       Mary Sunderland
           International                Paul H. Blankenhagen
                                        Juliet Cohn
           MidCap                       K. William Nolin



PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen is a portfolio manager at Principal Global Investors. He is responsible for developing portfolio strategy and leading the ongoing management of core international equity portfolios including developed markets portfolios and broad market portfolios. Mr. Blankenhagen is also active in research with an emphasis on the banking and media industries. He joined the firm in 1992 and has been a member of the international equity team since 1995. He was named a portfolio manager in 2000. Mr. Blankenhagen received a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He holds the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.

JULIET COHN. Ms. Cohn is a portfolio manager at Principal Global Investors. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a bachelor's degree in Mathematics from Trinity College Cambridge England.




PAUL A. DOW, CFA . Mr. Dow is managing director of US equities for Principal Global Investors. He joined the firm in January 2002, with over 28 years of prior experience in institutional asset management, including over 17 years direct experience in the management of institutional equity portfolios. Most recently Mr. Dow spent over a decade with First American Asset Management, and its predecessor Piper Capital Management, where he held various positions including, head of equities, chief investment officer, president and chief executive. He received a Bachelor's degree from Southwest Missouri State University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).



MARK KARSTROM. . Mr. Karstrom is a portfolio manager at a member company of The Principal Financial Group with responsibility for mortgage-backed securities. Prior to joining Principal in 2001, Mr. Karstrom was a portfolio manager for Scudder Kemper Investments. He received a BA in economics from the University of Denver. He is a member of the Association for Investment Management and Research
(AIMR) and a Level II candidate for the Chartered Financial Analyst Designation.



DIRK LASCHANZKY, CFA . As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal specializing in managing mortgage-backed securities and high quality short, intermediate and long duration portfolios. Mr. Schafer joined the firm in 1977. In the early 1980s, he developed the firm's secondary mortgage marketing operation and in 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985 and institutional portfolios in 1992. Mr. Schafer holds a Bachelor's degree in Accounting and Finance from the University of Iowa.



MARY SUNDERLAND, CFA . Prior to joining Principal in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. Ms. Sunderland holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.

DUTIES OF THE MANAGER AND SUB-ADVISOR

The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER

The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2003 was:


      Balanced                     0.59%  Growth                        0.60%
      Bond                         0.46%  International                 0.85%
      Capital Value                0.60%  MidCap                        0.60%
      Government Securities        0.46%  Money Market                  0.48%




The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor for an Account that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved.

MANAGERS' COMMENTS


Principal Management Corporation and its Sub-Advisors are staffed with investment professionals who manage each individual Account. Comments by these individuals in the following paragraphs summarize in capsule form the general strategy and results of each Account for 2003. The accompanying graphs display results for the past 10 years or the life of the Account, whichever is shorter. Average annual total return figures provided for each Account in the graphs reflect all expenses of the Account and assume all distributions are reinvested at net asset value. Past performance is not predictive of future performance. Returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.


The various indices included in the following graphs are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities included in the index. Investors cannot invest directly into these or any indices.

BALANCED ACCOUNT

The major domestic stock market indexes had a positive year during 2003, reversing some of the negative performance over the past few years. The S&P 500 Index advanced 28.67% during the year, while the Russell 2000 Index, representing small-cap companies, was up 47.25%. Higher corporate earnings and positive economic news drove this equity market advance. The economy appears positioned for continuing growth with low inflation.



GROWTH OF $10,000

        Total Returns of the Account
        as of December 31, 2003
        1 Year  5 Year  10 Year Life of Fund
        18.82%  -0.32%  6.01%   8.44%*
* Since inception 12/18/87

                             Lehman Brothers     Morningstar Moderate
        S&P 500 Index     Aggregate Bond Index    Allocation Category      Balanced Account
            10                 10                    10                       10
"1994"      10.132             9.708                 9.772                    9.791
"1995"      13.94              11.501                12.288                   12.198
"1996"      17.141             11.918                14.019                   13.8
"1997"      22.859             13.068                16.732                   16.274
"1998"      29.391             14.204                18.939                   18.213
"1999"      35.575             14.088                20.922                   18.65
"2000"      32.334             15.726                21.282                   18.674
"2001"      28.493             17.053                20.263                   17.374
"2002"      22.193             18.803                17.941                   15.084
"2003"      28.56              19.574                21.54                    17.923



LOGO


Small-cap companies tended to outperform large-cap companies during the year, as investors sought more aggressive opportunities to add to their equity returns. Value and growth companies both advanced nearly equally during the year, but value companies did have a slight advantage in total return. Our asset allocation has benefited from a positive position in value equities vs. growth during the year. The exposure to small-cap companies was also a positive to overall returns.


During 2003, the Balanced Account outperformed the benchmark 60% S&P 500/40% Lehman Aggregate Index. The Account's return was 18.82%, while the benchmark advanced 18.47% for the trailing 12 months. The outperformance was driven by the asset allocation positions to overweight equities relative to fixed income, which provided only a small positive return during the year. In addition to positive performance from small-cap exposure, there was also positive performance from international equity exposure in the Account.


The underlying equity portfolios tended to underperform their respective indexes during the year, but positive performance from asset allocation offset the equity underperformance. The fixed income portfolios were underweighted during the year, which was a positive since the equity markets provided returns well above the 4.11% return of the Lehman Aggregate Bond Index during 2003. The Account continues to be well positioned for the new year, with an overweighted position in equities and exposure to small-cap and international equity markets.

BOND ACCOUNT

While U.S. interest rates ended 2003 very close to where they started the year (based on the 10-year Treasury bond), there were sharp fluctuations in between. The constant for the year was a patient Federal Reserve (Fed), which has been willing to drive short-term rates to very low levels and keep them there. Consequently, the upward rate pressure of more rapid growth was largely nullified, as the Fed anchored short-term rates, and the 10-year Treasury rate ended the year at 4.26%. Given monetary and fiscal stimulus, corporate credit conditions became very favorable during the year, producing excellent corporate bond returns.


GROWTH OF $10,000

       Total Returns of the Account
        as of December 31, 2003
        1 Year  5 Year  10 Year Life of Fund
        4.59%   5.42%   6.53%   8.19%*
* Since inception 12/18/87

                                 Morningstar
          Lehman Brothers     Intermediate-Term
        Aggregate Bond Index    Bond Category         Bond Account
              10                  10                    10
"1994"        9.708               9.627                 9.71
"1995"        11.501              11.297                11.862
"1996"        11.918              11.67                 12.142
"1997"        13.068              12.692                13.429
"1998"        14.204              13.634                14.461
"1999"        14.088              13.468                14.086
"2000"        15.726              14.741                15.237
"2001"        17.053              15.826                16.474
"2002"        18.803              17.073                17.999
"2003"        19.574              17.913                18.825


LOGO


Corporate bonds performed well, as companies continued to repair their balance sheets and realized significant earnings growth. This, in conjunction with moderate corporate bond supply, kept the demand for corporate bonds high. Risk premiums declined during the quarter, driven by low interest rates and an improving economy. This caused riskier sectors within fixed income to consistently outperform, and reversed the flight to quality trend that occurred in 2002.


The Bond Account outperformed the Lehman Aggregate Index during the year with a return of 4.59% vs. 4.11%. Sector allocation during the year was appropriate, with overweighted positions vs. the index to some of the best performing fixed income sectors. One of the major drivers of performance during the year was an increased allocation to below-investment grade corporate bonds. These bonds, which are not a component of the Lehman Aggregate Index, posted the best performance among all fixed income sectors. For the year, this asset class posted a 26.42% excess return over similar duration U.S. Treasuries. Duration is a measure of bond price sensitivity to changes in interest rates. Another key driver of performance during the year was an overweighted position to investment grade corporate bonds. Investment grade credit was the second-best sector in fixed income, posting a 5.27% excess return. Underweighted positions to U.S. Treasuries and agencies also enhanced performance, as these sectors were two of the worst performers in the index.


Our 2004 sector recommendations are based on an assumed sustainable economic recovery in which gross domestic product (GDP) growth will be approximately 4.5% in 2004. The market continues to focus on job creation and the recent improvement in non-farm payroll growth has made investors more confident that the economic rebound will continue. In addition, earnings announcements have generally exceeded expectations, and companies have continued to improve their financial condition by paying down and extending debt maturities. This fundamental improvement, combined with the technically-driven search for yield, led to significant outperformance by the riskier, spread sectors throughout 2003. Our outlook is for this to continue in early 2004. The Account continues to be overweighted in investment grade corporate bonds and has a 10% weighting to below investment grade corporate bonds. U.S. Treasuries and agencies remain underweighted, as these securities offer less relative value in an environment of low interest rates and improving economic conditions. The Account is currently neutral duration to the index.

CAPITAL VALUE ACCOUNT

The Capital Value Account underperformed both the Morningstar peer group and the Russell 1000 Value Index for the year ended December 31, 2003. The portfolio returned 25.49%, trailing the index by 4.54%. The focus on improving fundamentals and confirmation of those improvements hurt our returns, as companies with low valuations and poor fundamentals continued their strong relative performance.


GROWTH OF $10,000

        Total Returns of the Account
                as of December 31, 2003
        1 Year  5 Year  10 Year Life of Fund
         25.49%  -0.52%  8.82%   12.06%*
* Since inception 5/13/70

        Russell 1000    Morningstar Large       Capital
         Value Index     Value Category      Value Account
            10             10                   10
"1994"      9.802          9.919                10.049
"1995"      13.562         13.121               13.255
"1996"      16.497         15.849               16.37
"1997"      22.301         20.13                21.041
"1998"      25.787         22.767               23.898
"1999"      27.682         24.276               22.873
"2000"      29.625         25.604               23.367
"2001"      27.969         24.229               21.486
"2002"      23.628         19.645               18.551
"2003"      30.723         25.224               23.28


LOGO


During 2003, the stock market posted its first annual gain in four years. The economy established a solid footing, job creation began to take hold, investment expanded and confidence grew. A majority of the portfolio's underperformance for the 12 months stemmed from stock selection. Information technology, health care, and utilities were the best-performing sectors for the period. The consumer discretionary, financials, and materials sectors were negative contributors to performance. Many companies in these sectors have experienced significant price rebounds in anticipation of potential earnings rebounds, which have not materialized. Large holdings with strong performance for the year included Countrywide Financial Corp, Lennar, and Edison International. Companies that hurt our performance this past year included Liberty Media, Lockheed Martin, and Sprint.


The economic momentum from third quarter's 8.2% annual rate of real economic growth carried over into the fourth quarter with only a small drop off. Consumer spending growth moderated somewhat but the dip was more than compensated for by renewed investment and industrial vigor. Job losses waned and the long-awaited pickup in employment got underway. Purchasing manager surveys hit their highest levels in 20 years, boding well for future growth. Chinese and U.S. growth are fueling a synchronized global expansion. Looking forward, the U.S. economic future looks bright, suggesting the recession is over and a recovery is on.


In managing equity portfolios, our investment philosophy is based on the belief that superior stock selection is the key to consistent and repeatable
outperformance.   To identify these stocks, we focus on finding companies with
1) improving business fundamentals, 2) rising investor expectations, and 3) attractive relative valuation.


Our equity portfolio construction process reflects an active, bottom-up management style, in which security selection drives excess returns relative to the designated index. This process is maintained while neutralizing unintended risks.

GOVERNMENT SECURITIES ACCOUNT

The Government Securities Account returned 0.26% in the fourth quarter, which was identical to the Lehman Government/Mortgage Index. For the year, the Account gained 1.84% vs. 2.73% for the Lehman Government/ Mortgage Index. This performance reflects the Account's higher weighting to mortgage securities whose performance was negatively impacted by high mortgage refinancing and prepayment on higher coupon mortgage securities.


GROWTH OF $10,000

        Total Returns of the Account
          as of December 31, 2003
        1 Year  5 Year  10 Year Life of Fund
        1.84%   5.78%   6.40%   7.85%*
        * Since inception 4/9/87

                                               Morningstar
           Lehman Brothers   Lehman Brothers   Intermediate     Government
           Mortgage-Backed    Government/      Government       Securities
            Bond Index       Mortgage Index     Category         Account
               10               10               10               10
"1994"         9.839            9.724            9.598            9.547
"1995"         11.492           11.456           11.174           11.368
"1996"         12.107           11.878           11.487           11.749
"1997"         13.256           13.011           12.458           12.969
"1998"         14.179           14.146           13.386           14.042
"1999"         14.443           14.07            13.193           14.001
"2000"         16.055           15.799           14.613           15.597
"2001"         17.375           17.017           15.613           16.784
"2002"         18.895           18.729           17.029           18.261
"2003"         19.475           19.24            17.395           18.597



LOGO


For 2003, the Account benefited from its weighting in agency non-mortgage bonds, which performed well during the extreme volatility of 2003. The Account performance was hurt by the position in 6.0% mortgages, which were refinanced at par ($100) and performed poorly with a shorter duration than the Lehman Government Mortgage Index. Declining mortgage rates produced a record level of mortgage refinancing and this diminished the performance of all premium 6.0% and 6.5% mortgages during the period. The Account purchased discount mortgages (mortgages priced under $100) in an effort to avoid prepayments and to improve performance in the bond market rally.


In the fourth quarter, the bond market reacted to further signs of a strengthening economy and anticipation of a less accommodating Federal Reserve
(Fed) making their first move towards higher interest rates. During this period intermediate-term interest rates rose 0.30% to 0.50%. This interest rate rise and shorter portfolio duration, combined with slower principal repayments and a lower mortgage risk premium, caused the Account to perform in line with the Government Mortgage Index.


GROWTH ACCOUNT

For the full year 2003, the Account rose 26.46% lagging the 29.76% rise of the Russell 1000 Growth Index. The portfolio's bias toward high quality growth stocks hurt performance in 2003. During the year, value stocks slightly outperformed growth stocks and low-quality stocks surged. The portfolio's quality bias was most affected in the second quarter, when low-quality stocks with weak balance sheets and deteriorating fundamentals surged as short sellers covered their positions. Although high-quality stocks continued to lag for the remainder of the year, the portfolio performed well after that period. As the economic recovery stabilizes we expect high-quality stocks to recover.


GROWTH OF $10,000


        Total Returns of the Account
        as of December 31, 2003
        1 Year 5 Year  Life of Fund
        26.46%  -6.91%  5.02%*
        * Since inception 5/2/94


        Russell Midcap  Morningstar Large      Growth
         Growth Index   Growth Category       Account
            10              10                10
"1994"      10.107          10.132            10.542
"1995"      13.541          13.402            13.243
"1996"      15.908          15.942            14.9
"1997"      19.494          19.928            18.917
"1998"      22.976          26.616            22.957
"1999"      34.76           37.188            26.729
"2000"      30.679          31.948            24.016
"2001"      24.494          24.399            17.892
"2002"      20.528          17.633            12.691
"2003"      29.298          22.667            16.049



LOGO


Despite the low quality surge, the portfolio benefited from solid stock selection in the technology sector, where more cyclical technology exposure helped performance. The portfolio benefited from large positions in 3M, Cisco, Linear Technology and Symantec as the market embraced economically sensitive stocks. Performance was held back by large positions in Johnson & Johnson and Medtronic, as the market shunned defensive health care holdings.


We expect the economy to continue to strengthen over the next six to twelve months, which should boost corporate profits and stock returns. The Account continues to maintain positions in companies with the highest quality long-- term growth potential. We think the low quality rally is unsustainable and expect investors will return to higher quality stocks over the next six to twelve months.


INTERNATIONAL ACCOUNT

Global equity markets rebounded strongly in 2003. The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) rose 38.59%. Appreciation of foreign currencies, relative to the dollar, contributed 15.22%, or almost 40% of the index gain. Driven by economic recovery, the materials, industrial, and information technology sectors were the strongest performers. The financial sector also rose significantly. Sectors that are not economically sensitive, such as consumer staples and health care, underperformed the market. Poor quality companies experienced some of the greatest gains. Small-cap companies and emerging markets outperformed the MSCI EAFE Index.

GROWTH OF $10,000

        Total Returns of the Account
                as of December 31, 2003
        1 Year  5 Year  Life of Fund
        32.33%  -0.59%  5.34%*
        * Since inception date 5/2/94

              Morgan Stanley
                 Capital           Morningstar
              International          Foreign
              EAFE (Europe,         LargeCap
             Australia and           Blend           International
             Far East) Index        Category           Account
                  10                 10                 10
"1994"            10.048             9.783              9.663
"1995"            11.174             10.836             11.032
"1996"            11.85              12.177             13.8
"1997"            12.061             12.886             15.489
"1998"            14.473             14.619             17.035
"1999"            18.375             20.287             21.452
"2000"            15.771             17.049             19.663
"2001"            12.363             13.344             14.891
"2002"            10.392             11.096             12.498
"2003"            14.402             14.793             16.539

LOGO


The International Account returned 32.33% for the year, underperforming the index. The underperformance was driven by poor stock selection in the financial and materials sectors. Greater exposure to currencies that failed to appreciate, relative to the dollar, as much as the euro also hurt performance. The International Account did not invest in poor quality companies, some near bankruptcy, which significantly appreciated during the year. The Account benefited from strong stock selection in the telecommunication services sector.


We strongly believe in our bottom-up, borderless investment approach. We have developed a more robust quantitative screening platform that was fully incorporated into our investment process in 2003. We expect this will enhance stock selection going forward.

MIDCAP ACCOUNT

There has been no change in portfolio strategy in the past year. Our focus is on purchasing high-quality businesses with competitive advantages and paying a reasonable price for them. We also focus on minimizing business risk when selecting companies for the portfolio. We believe this strategy will result in superior returns, over time, while moderating volatility.


GROWTH OF $10,000

      Total Returns of the Account
       as of December 31, 2003
        1 Year  5 Year  10 Year Life of Fund
        32.81%  8.61%   11.72%  14.20%*
* Since inception 12/18/87

                                      Morningstar
                   Russell             Mid-Cap
                    Midcap              Blend                MidCap
                    Index              Category             Account
                    10                  10                  10
"1994"              9.791               9.839               10.078
"1995"              13.164              12.664              13.002
"1996"              15.665              15.253              15.747
"1997"              20.209              19.287              19.329
"1998"              22.248              20.593              20.042
"1999"              26.304              24.444              22.655
"2000"              28.474              25.268              25.96
"2001"              26.871              24.015              24.997
"2002"              22.521              19.913              22.81
"2003"              31.547              27.165              30.294



LOGO


The Account underperformed the Russell MidCap Index for the year, posting a 32.81% return, compared to a 40.08% return for the index. Low-quality companies without earnings outperformed high-quality companies in the past year. Our focus on high-quality companies and our underweighting in companies without earnings were the main contributors to our underperformance. The primary contributors to the underperformance during the year were the technology and consumer discretionary sectors.


The strategy of the portfolio is evident in the characteristics of the portfolio vs. the index. Two key measures of the quality of a business are return on equity (ROE) and net margin (net income/sales). The higher these ratios are, the more profitable the company. The companies in the portfolio have an ROE of 17% vs. 14% for the index. Net margin is also higher for the companies in the portfolio, at 12% vs. 9% for the index. One measure of reasonable valuation is the price/earnings ratio (P/E). The high quality companies in the portfolio have a P/E of 26 and are less expensive than the index companies' P/E of 32. We believe that superior businesses that are selling at reasonable valuations are a great combination.


MONEY MARKET ACCOUNT

During 2003, the Federal Reserve (Fed) implemented one rate cut of 0.25% on June 25, which lowered the fed funds target rate from 1.25% to 1.00%. This is the lowest level since 1958. The war in Iraq dominated the focus of the market during the first part of 2003. The Fed even suspended its bias in March due to the uncertainty surrounding the war. As the outcome of the war became certain, investors' focus shifted to the anticipated date when the Fed would begin raising rates. However, by the end of the year the Fed had become less of a factor in the market as it made it clear short rates would be kept low for a "considerable period."


During 2003, money funds had a second year of outflows and registered a 9% decline in total industry assets. This is the largest outflow since 1983. Outstanding commercial paper (short-term obligations) also fell for a third straight year. Commercial paper declined $83 billion in 2003, $110 billion in 2002, and $161 billion in 2001.


The industry average maturity over the course of 2003 was in the area of 51-59 days. The portfolio actively monitors the industry average in order to keep both the yield and maturity within the range of our typical competitors. Holdings of maturities in the nine- to 13-month time frame helped the yield remain competitive vs. our peer group. We continue to invest in high quality securities that are actively monitored by our fixed income analytical staff.


Investments in the money market account are neither insured nor guaranteed by the U.S. government. While the portfolio strives to maintain a $1.00 per share net asset value, it is possible to lose money in money market securities.


IMPORTANT NOTES


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

LEHMAN BROTHERS GOVERNMENT/MORTGAGE INDEX is a combination of the Lehman Government Index and the Lehman Mortgage Backed Securities (MBS) Index. The Lehman Government Index includes all Government Bonds including, but not limited to, U.S. Treasuries bonds and government sponsored agency securities with no maturity restrictions. The MBS Index includes all fixed-rate, securitized mortgage pools by GNMA, FNMA and the FHLMC.


LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORNINGSTAR MODERATE ALLOCATION CATEGORY consists of domestic funds with 50-70% invested in equities and the remainder invested in fixed income and cash.


MORNINGSTAR FOREIGN LARGE BLEND CATEGORY consists of funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY consists of intermediate-term government funds that devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.


MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.


MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.


MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL MIDCAP INDEX is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth values.


S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.

GENERAL INFORMATION ABOUT AN ACCOUNT


ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-0200.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS


The following financial highlights are derived from audited financial statements.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2003       2002        2001          2000       1999
                            ----       ----        ----          ----       ----
BALANCED ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $11.56     $13.73      $15.43        $15.41     $16.25
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.27       0.34       0.40/(b)/      0.45       0.56
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.83      (2.11)      (1.42)/(b)/   (0.43)     (0.19)
                            ----      -----       -----         -----      -----
 Total From Investment
            Operations      2.10      (1.77)      (1.02)         0.02       0.37
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.35)     (0.40)      (0.47)           --      (0.57)
 Distributions from
  Realized Gains......        --         --       (0.21)           --      (0.64)
   ----                                           -----                    -----
   Total Dividends and
         Distributions     (0.35)     (0.40)      (0.68)           --      (1.21)
   ----                    -----      -----       -----                    -----
Net Asset Value, End
 of Period............    $13.31     $11.56      $13.73        $15.43     $15.41
                          ======     ======      ======        ======     ======
Total Return..........     18.82%    (13.18)%     (6.96)%        0.13%      2.40%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $124,735   $110,545    $144,214      $167,595   $209,747
 Ratio of Expenses to
  Average Net Assets..      0.65%      0.61%       0.61%         0.60%      0.58%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.65%      0.62%         --            --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.23%      2.52%       2.73%/(b)/    2.74%      3.36%
 Portfolio Turnover
  Rate................     114.3%      87.8%      114.3%         62.6%      21.7%

                            2003       2002        2001          2000       1999
                            ----       ----        ----          ----       ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $12.32     $11.84      $11.78        $10.89     $12.02
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.52       0.51       0.56/(b)/      0.85       0.81
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.02       0.54       0.35/(b)/      0.04      (1.12)
                            ----       ----       ----           ----      -----
 Total From Investment
            Operations      0.54       1.05        0.91          0.89      (0.31)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.55)     (0.57)      (0.85)           --      (0.82)
   ----                    -----      -----       -----                    -----
   Total Dividends and
         Distributions     (0.55)     (0.57)      (0.85)           --      (0.82)
   ----                    -----      -----       -----                    -----
Net Asset Value, End
 of Period............    $12.31     $12.32      $11.84        $11.78     $10.89
                          ======     ======      ======        ======     ======
Total Return..........      4.59%      9.26%       8.12%         8.17%     (2.59)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $263,435   $232,839    $166,658      $116,216   $125,067
 Ratio of Expenses to
  Average Net Assets..      0.47%      0.49%       0.50%         0.51%      0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.32%      5.02%       5.73%/(b)/    7.47%      6.78%
 Portfolio Turnover
  Rate................      82.1%      63.3%      146.1%         81.5%      40.1%



/(a) //Expense ratio without fees paid indirectly./
/(b) //Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this / /change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized / /gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods / /have not been restated to reflect this change in presentation./
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2003       2002        2001        2000       1999
                            ----       ----        ----        ----       ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $23.60     $27.78      $30.72      $30.74     $37.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.38       0.39        0.34        0.50       0.78
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      5.63      (4.18)      (2.80)       0.13      (2.41)
                            ----      -----       -----        ----      -----
 Total From Investment
            Operations      6.01      (3.79)      (2.46)       0.63      (1.63)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.38)     (0.39)      (0.34)      (0.50)     (0.80)
 Distributions from
  Realized Gains......        --         --       (0.14)      (0.15)     (4.02)
   ----                                           -----       -----      -----
   Total Dividends and
         Distributions     (0.38)     (0.39)      (0.48)      (0.65)     (4.82)
                           -----      -----       -----       -----      -----
Net Asset Value, End
 of Period............    $29.23     $23.60      $27.78      $30.72     $30.74
                          ======     ======      ======      ======     ======
Total Return..........     25.49%    (13.66)%     (8.05)%      2.16%     (4.29)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $248,253   $206,541    $254,484    $283,325   $367,927
 Ratio of Expenses to
  Average Net Assets..      0.61%      0.61%       0.61%       0.60%      0.43%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.61%      0.61%         --          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.47%      1.45%       1.20%       1.54%      2.05%
 Portfolio Turnover
  Rate................     125.7%     142.6%       91.7%      141.8%      43.4%

                            2003       2002        2001        2000       1999
                            ----       ----        ----        ----       ----
GOVERNMENT SECURITIES ACCOUNT
-----------------------------
Net Asset Value,
 Beginning of Period..    $12.00     $11.58      $11.43      $10.26     $11.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.45       0.43        0.51        0.69       0.71
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.24)      0.55        0.32        0.48      (0.74)
                           -----       ----        ----        ----      -----
 Total From Investment
            Operations      0.21       0.98        0.83        1.17      (0.03)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.44)     (0.52)      (0.68)         --      (0.72)
 Distributions from
  Realized Gains......        --      (0.04)         --          --         --
   ----                               -----
   Total Dividends and
         Distributions     (0.44)     (0.56)      (0.68)         --      (0.72)
   ----                    -----      -----       -----                  -----
Net Asset Value, End
 of Period............    $11.77     $12.00      $11.58      $11.43     $10.26
                          ======     ======      ======      ======     ======
Total Return..........      1.84%      8.80%       7.61%      11.40%     (0.29)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $368,564   $342,001    $193,254    $127,038   $137,787
 Ratio of Expenses to
  Average Net Assets..      0.44%      0.47%       0.49%       0.51%      0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.83%      4.87%       5.63%       6.33%      6.16%
 Portfolio Turnover
  Rate................     110.4%      33.8%       45.9%        4.3%      19.7%



/(a) //Expense ratio without fees paid indirectly./
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2003       2002        2001        2000        1999
                            ----       ----        ----        ----        ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..     $8.68     $12.24      $16.43      $23.56      $20.46
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.03       0.02          --       (0.02)       0.14
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.26      (3.58)      (4.19)      (2.29)       3.20
                            ----      -----       -----       -----        ----
 Total From Investment
            Operations      2.29      (3.56)      (4.19)      (2.31)       3.34
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)        --          --          --       (0.14)
 Distributions from
  Realized Gains......        --         --          --       (4.82)      (0.10)
   ----                                                       -----       -----
   Total Dividends and
         Distributions     (0.02)        --          --       (4.82)      (0.24)
   ----                    -----                              -----       -----
Net Asset Value, End
 of Period............    $10.95      $8.68      $12.24      $16.43      $23.56
                          ======      =====      ======      ======      ======
Total Return..........     26.46%    (29.07)%    (25.50)%    (10.15)%     16.44%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $141,107   $124,079    $209,879    $294,762    $345,882
 Ratio of Expenses to
  Average Net Assets..      0.61%      0.61%       0.61%       0.60%       0.45%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.61%      0.61%         --          --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.35%      0.18%       0.02%      (0.13)%      0.67%
 Portfolio Turnover
  Rate................      40.8%      27.3%       39.0%       83.5%       65.7%

                            2003       2002        2001        2000        1999
                            ----       ----        ----        ----        ----
INTERNATIONAL ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..     $8.78     $10.51      $13.90      $15.95      $14.51
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.13       0.10        0.09        0.10        0.48
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.67      (1.78)      (3.46)      (1.48)       3.14
                            ----      -----       -----       -----        ----
 Total From Investment
            Operations      2.80      (1.68)      (3.37)      (1.38)       3.62
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.10)     (0.05)      (0.02)      (0.08)      (0.47)
 Distributions from
  Realized Gains......        --         --          --       (0.59)      (1.71)
   ----                                                       -----       -----
   Total Dividends and
         Distributions     (0.10)     (0.05)      (0.02)      (0.67)      (2.18)
                           -----      -----       -----       -----       -----
Net Asset Value, End
 of Period............    $11.48      $8.78      $10.51      $13.90      $15.95
                          ======      =====      ======      ======      ======
Total Return..........     32.33%    (16.07)%    (24.27)%     (8.34)%     25.93%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $167,726   $119,222    $145,848    $190,440    $197,235
 Ratio of Expenses to
  Average Net Assets..      0.92%      0.92%       0.92%       0.90%       0.78%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.93%      0.93%         --          --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.33%      1.03%       0.78%       0.81%       3.11%
 Portfolio Turnover
  Rate................     111.5%      82.2%       84.3%       99.9%       65.5%



/(a) //Expense ratio without fees paid indirectly./
See accompanying notes.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2003       2002        2001        2000       1999
                            ----       ----        ----        ----       ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $28.54     $32.09      $34.47      $36.90     $34.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.35       0.30        0.24        0.10       0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      9.01      (3.08)      (1.50)       4.76       4.20
                            ----      -----       -----        ----       ----
 Total From Investment
            Operations      9.36      (2.78)      (1.26)       4.86       4.32
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.34)     (0.30)      (0.24)      (0.10)     (0.12)
 Distributions from
  Realized Gains......        --      (0.47)      (0.88)      (7.19)     (1.67)
   ----                               -----       -----       -----      -----
   Total Dividends and
         Distributions     (0.34)     (0.77)      (1.12)      (7.29)     (1.79)
                           -----      -----       -----       -----      -----
Net Asset Value, End
 of Period............    $37.56     $28.54      $32.09      $34.47     $36.90
                          ======     ======      ======      ======     ======
Total Return..........     32.81%     (8.75)%     (3.71)%     14.59%     13.04%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $334,204   $248,986    $278,707    $286,681   $262,350
 Ratio of Expenses to
  Average Net Assets..      0.61%      0.62%       0.62%       0.62%      0.61%
 Ratio of Gross
  Expenses to Average
  Net Assets /(a)/ ...      0.61%      0.62%         --          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.09%      0.98%       0.77%       0.28%      0.32%
 Portfolio Turnover
  Rate................      44.9%      67.9%       73.6%      139.6%      79.6%

                            2003       2002        2001        2000       1999
                            ----       ----        ----        ----       ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000      $1.000      $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.007      0.014       0.039       0.059      0.048
                           -----      -----       -----       -----      -----
 Total From Investment
            Operations     0.007      0.014       0.039       0.059      0.048
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.007)    (0.014)     (0.039)     (0.059)    (0.048)
                          ------     ------      ------      ------     ------
   Total Dividends and
         Distributions    (0.007)    (0.014)     (0.039)     (0.059)    (0.048)
                          ------     ------      ------      ------     ------
Net Asset Value, End
 of Period............    $1.000     $1.000      $1.000      $1.000     $1.000
                          ======     ======      ======      ======     ======
Total Return..........      0.74%      1.42%       3.92%       6.07%      4.84%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $151,545   $201,455    $180,923    $114,710   $120,924
 Ratio of Expenses to
  Average Net Assets..      0.49%      0.49%       0.50%       0.52%      0.52%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.74%      1.40%       3.70%       5.88%      4.79%



/(a) //Expense ratio without fees paid indirectly./
See accompanying notes.

                                      128




ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated, April 30, 2004, and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders.The Statement of Additional Information, annual and semiannual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. To request other information about the Accounts, and to make shareholder inquires, telephone 1-800-247-4123.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.The U.S. government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944